Exhibit 21 - Subsidiaries of Registrant
                                     1 of 2

                                                                                                 PERCENT OF
                                                                                                   VOTING
                                                                                                 SECURITIES
         NAME                                        WHERE ORGANIZED                                OWNED
         ----                                        ---------------                                -----
Crown Cork & Seal Company, Inc.                           Pennsylvania                          Registrant
Crown Cork & Seal Company (PA) Inc.                       Pennsylvania                                100%
CONSTAR International, Inc.                               Delaware                                    100%
Van Dorn Company                                          Ohio                                        100%
Crown Financial Corporation                               Pennsylvania                                100%
Nationwide Recyclers, Inc.                                Pennsylvania                                100%
H-V Industries, Inc.                                      Pennsylvania                                100%
Volstro Manufacturing Company                             Pennsylvania                                100%
Northern Engineering and Machine Corporation              Pennsylvania                                100%
Nationwide Coil Coating Company, Inc.                     Ohio                                        100%
Midway Tool Engineering Company, Inc.                     Pennsylvania                                100%
Wissota Enterprises, Inc.                                 Wisconsin                                   100%
Foreign Manufacturers Finance Corporation                 Delaware                                    100%
Crown Cork & Seal Company, (Delaware) Inc.                Delaware                                    100%
Crown Beverage Packaging, Inc.                            Delaware                                    100%
Automated Containers Corporation                          Florida                                     100%
Crown Precision Technologies, Inc.                        Florida                                     100%
Central States Can Company of Puerto Rico, Inc.           Ohio                                        100%
Crown Swire Investment Company Limited                    Bermuda                                    50.1%
Crown Cork & Seal Foreign Sales Corporation               Virgin Islands                              100%
Aluplata S.A.                                             Argentina                                   100%
Crown Cork de Argentina S.A.                              Argentina                                   100%
Crown Cork Company (Austria) GMBH                         Austria                                     100%
Crown Cork Company (Belgium) N.V.                         Belgium                                   99.82%
Crown Cork do Brasil, S.A. (Rolhas Metalicas)             Brazil                                      100%
Crown Cork & Seal Canada Inc.                             Canada                                      100%
CONSTAR Plastics of Canada, Inc.                          Canada                                      100%
Crown Cork de Chile, S.A.I.                               Chile                                       100%
Crown Litometal S.A.                                      Colombia                                    100%
Crown Cork Centroamericana, S.A.                          Costa Rica                                  100%
Crown Cork de Puerto Rico, Inc.                           Delaware                                    100%
Crown Cork Co. (Scandinavia) A/S                          Denmark                                     100%
Crown Cork del Ecuador, C.A.                              Ecuador                                     100%
Crown Cork Company (France) S.A.                          France                                      100%
CONSTAR International France, SARL                        France                                      100%

                    Exhibit 21 - Subsidiaries of Registrant
                                     2 of 2

                                                                                                 PERCENT OF
                                                                                                     VOTING
                                                                                                 SECURITIES
         NAME                                        WHERE ORGANIZED                                OWNED
         ----                                        ---------------                                -----
Crown Financial Corporation-France                        France                                      100%
Crown Bender (Germany) GMBH                               Germany                                     100%
Crown Cork Holding GMBH                                   Germany                                     100%
Crown Cork de Guatemala, S.A.                             Guatemala                                   100%
Wellstar Acquisition B.V.                                 Holland                                     100%
Crown Cork Hong Kong, Ltd.                                Hong Kong                                  50.1%
Magyar Crown Cork KFT (Crown Cork
     Manufacturers Company, Hungary KFT)                  Hungary                                     100%
CONSTAR International Plastics KFT                        Hungary                                    66.5%
The Irish Crown Cork Ltd.                                 Ireland                                     100%
Crown Cork Company (Italy) S.P.A.                         Italy                                       100%
The Crown Cork Company (East Africa) Ltd.                 Kenya                                        70%
Crown Cork de Mexico, S.A.                                Mexico                                      100%
Envases Generales Crown, S.A. DE C.V.                     Mexico                                      100%
Crown Cork Company (Morocco) S.A.                         Morocco                                     100%
Crown Cork Company (Holland) B.V.                         The Netherlands                             100%
Crown Cork Netherlands Holding B.V.                       The Netherlands                             100%
CONSTAR International Holland B.V.                        The Netherlands                             100%
Crown Cork del Peru, S.A.                                 Peru                                      96.07%
Crown Cork & Seal (Portugal) S.A.                         Portugal                                    100%
Crown Investment Holdings (Pty) Limited                   South Africa                                100%
Crown Cork Company Iberica (Spain) S.A.                   Spain                                       100%
Crown Cork AG                                             Switzerland                                 100%
Crown Obrist                                              Switzerland                                 100%
COPAG Trading AG                                          Switzerland                                 100%
Crown Cork & Seal (Thailand) Co., Ltd.                    Thailand                                  99.82%
Ambalaj Sanayi Ve Ticaret A.S.                            Turkey                                       55%
Emirates Can Company, Ltd. (Dubai, UAE)                   United Arab Emirates                         50%
The Crown Cork Company Limited                            United Kingdom                              100%
CONSTAR International U.K. Ltd.                           United Kingdom                              100%
Copag Trading S.A.                                        Uruguay                                     100%
Crown Cork de Venezuela, C.A.                             Venezuela                                   100%
Crown Cork Company (Zambia) Limited                       Zambia                                       70%
Crown Cork Company (1958) (Pvt) Limited                   Zimbabwe                                     70%